                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                February 19, 2004
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.

             (Exact name of registrant as specified in its charter)

     Colorado                          0-11730                    84-1089377
--------------------             -------------------           ----------------
(State or other jurisdiction    (Commission File No.)           I.R.S. Employer
   of incorporation)                                          (Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington              98117
---------------------------------------------------         ------------
(Address of principal executive offices)                       (Zip Code)

                                 (206) 297-6151
                            ------------------------
              (Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements

            None

(b)   Pro Forma Financial Information

            None

(c)   Exhibits

            Exhibit 99  News  Release   issued  by  Cognigen   Networks,   Inc.  on
                        February 19, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On  February  19,  2004,  Cognigen  Networks,  Inc.  issued a news  release announcing  its unaudited  financial  results for the three and six months ended
December 31, 2003.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  February 20, 2004                 COGNIGEN NETWORKS, INC.

                                    By:     /s/ Thomas S. Smith
                                          ------------------------------------
                                          Thomas S. Smith
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

      EXHIBIT NUMBER                      EXHIBIT
      --------------                      -------
            99                            News Release dated February 19, 2004